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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of report (Date of earliest event
                          reported) November 18, 1998
                                    -----------------


             Credit Suisse First Boston Mortgage Securities Corp.
             ----------------------------------------------------

              (Exact Name of Registrant as Specified in Charter)

      Delaware                           333-51771                13-3320910
(State or Other Jurisdiction of     (Commission File Number)   (I.R.S. Employer
Incorporation)                                              Identification No.)




                             Eleven Madison Avenue
                           New York, New York 10010
                           ------------------------
                        (Address of Principal Executive
                             Offices and Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          --------------

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Item 5.       Other Events
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Filing of Computational Materials.
---------------------------------

         In connection with the proposed offering of Credit Suisse First Boston Mortgage Securities Corp. (the "Company") Commercial Mortgage
Pass-Through Certificates, Series 1998-C2, Credit Suisse First Boston Corporation (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors.
Although the Company provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Computational Materials.

         For the purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the mortgage loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.


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Item 7.  Financial Statements, Pro Forma Financial

       Information and Exhibits.
       ------------------------

(a)      Not applicable.
(b)      Not applicable.
(c)      Exhibits.

         The following is filed herewith.  The exhibit number corresponds with
Item 601(b) of Regulation S-K.

                     Exhibit No                           Description
                     ----------                           -----------

                        99                  Computational Materials on Form SE
                                                  dated November 18, 1998



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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      CREDIT SUISSE FIRST BOSTON MORTGAGE
                               SECURITIES CORP.



                      By: /s/ Allan J. Baum
                          -------------------------------
                          Name:  Allan J. Baum
                          Title:   Vice President



Dated:   November 18, 1998


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                                 Exhibit Index
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                    Exhibit                                        Page
                    -------                                        ----

99.      Computational Materials filed on Form SE dated              6
               November 18, 1998